                             AIM EQUITY FUNDS, INC.
                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND
                             AIM MID CAP GROWTH FUND
                               AIM WEINGARTEN FUND

--------------------------------------------------------------------------------

                                                                  April 12, 2000
Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of each of the Funds listed above, scheduled to take place on Wednesday, May 3, 2000. The Funds' records indicate that as of February 18, 2000 ("Record Date" for the Meeting), you held shares in one or more of the Funds listed above. If you have not already voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the possibility of a meeting adjournment. All votes are vital no matter how many shares you hold. In order for your vote to be represented, we must receive your instructions on or before WEDNESDAY, MAY 3, 2000.

                      PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established four easy methods by which to register your vote:


[GRAPHIC]  1. BY PHONE:        Please call Shareholder Communications
                               Corporation toll free at 1-800-609-6554.
                               Representatives are available to take your vote
                               Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                               to 6:00 p.m. Eastern Time.

[GRAPHIC]  2. BY INTERNET:     Visit www.aimfunds.com, Online Proxy Voting Icon,
                               and enter the 12-digit control number located on your proxy card.

[GRAPHIC]  3. BY TOUCH-TONE:   Dial 1-800-605-9205 and enter the 12-digit
                               control number located on your proxy card and follow the simple directions.

[GRAPHIC]  4. BY MAIL:         Return your executed proxy in the enclosed
                               postage paid envelope immediately so that it will be received by May 3, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.

Thank you for your prompt attention.
                                                                             REG

                             AIM EQUITY FUNDS, INC.
                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND
                             AIM MID CAP GROWTH FUND
                               AIM WEINGARTEN FUND


--------------------------------------------------------------------------------

                                                                  April 12, 2000
Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of each of the Funds listed above, scheduled to take place on Wednesday, May 3, 2000. The Funds' records indicate that as of February 18, 2000 ("Record Date" for the Meeting), you held shares in one or more of the Funds listed above. If you have not already voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the possibility of a meeting adjournment. All votes are vital no matter how many shares you hold. In order for your vote to be represented, we must receive your instructions on or before WEDNESDAY, MAY 3, 2000.
                      PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:


[GRAPHIC]  1. BY PHONE:        Please call Shareholder Communications
                               Corporation toll free at 1-800-611-6086.
                               Representatives are available to take your vote
                               Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                               to 6:00 p.m. Eastern Time.

[GRAPHIC]  2. BY INTERNET:     Visit www.proxyvote.com and enter the 12-digit
                               control number located on your proxy card.

[GRAPHIC]  3. BY MAIL:         Return your executed proxy in the enclosed
                               postage paid envelope immediately so that it will be received by May 3, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.


Thank you for your prompt attention.
                                                                            NOBO

                             AIM EQUITY FUNDS, INC.
                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND
                             AIM MID CAP GROWTH FUND
                               AIM WEINGARTEN FUND

--------------------------------------------------------------------------------

                                                                  April 12, 2000
Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of each of the Funds listed above, scheduled to take place on Wednesday, May 3, 2000. The Funds' records indicate that as of February 18, 2000 ("Record Date" for the Meeting), you held shares in one or more of the Funds listed above. If you have not already voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the possibility of a meeting adjournment. All votes are vital no matter how many shares you hold. In order for your vote to be represented, we must receive your instructions on or before WEDNESDAY, MAY 3, 2000.


                      PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:


[GRAPHIC]  1. BY TOUCH-TONE:   Dial the toll free number found on your proxy
                               card and follow the simple directions.

[GRAPHIC]  2. BY INTERNET:     Visit www.proxyvote.com and enter the 12-digit
                               control number located on your proxy card.

[GRAPHIC]  3. BY MAIL:         Return your executed proxy in the enclosed
                               postage paid envelope immediately so that it will be received by May 3, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.

Thank you for your prompt attention.
                                                                             OBO